EX.99.906CERT
Exhibit C
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Conseco StockCar Stocks Mutual Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Conseco StockCar Stocks Mutual Fund, Inc. for the period ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Conseco StockCar Stocks Mutual Fund, Inc. for the stated period.

__/s/ Gregory J. Hahn__________________ Gregory J. Hahn, President Conseco StockCar Stocks Mutual Fund, Inc.	__/s/ Audrey L. Kurzawa ________________ Audrey L. Kurzawa, Treasurer Conseco StockCar Stocks Mutual Fund, Inc.

Dated: May 24, 2004

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Conseco StockCar Stocks Mutual Fund, Inc. for purposes of the Securities Exchange Act of 1934.